UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2026

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 38th Street, Suite 130
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Background

As previously disclosed, on September 30, 2024, Auddia Inc. (the “Company”, “we” and “us”) entered into a securities purchase agreement with accredited investors for a convertible preferred stock and warrants financing. The Company received $1,000,000 of gross proceeds in connection with the closing of this financing. The Company issued 1,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) at a purchase price of $1,000 per share of Series C Preferred Stock.

Exchange Agreement

On April 23, 2026, the Company entered into an exchange agreement (the “Exchange Agreement”) with the accredited investors to exchange 750 outstanding shares of the Company’s Series C preferred stock (including accrued dividends thereon) for 216,525 shares of common stock at an exchange price of $3.91 per common share.

No shares of Series C preferred stock remain outstanding.

The foregoing description of the Exchange Agreement is a summary only, does not purport to be complete and is qualified in its entirety by the full text of the form of Exchange Agreement, a copy of which is attached as Exhibits 10.1 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above of this Current Report on Form 8-K is incorporated herein by reference.

The securities described above were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemptions from registration under the Securities Act afforded by Section 3(a)(9) and Section 4(a)(2) thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Exchange Agreement

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

April 29, 2026	By:	/s/ John E. Mahoney
Name: John E. Mahoney
Title: Chief Financial Officer

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